UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2013

AVIV REIT, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35841	27-3200673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 855-0930

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2013, Aviv REIT, Inc. (the “Company”) completed the initial public offering (the “IPO”) of 15,180,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), registered pursuant to a Registration Statement on Form S-11 (File No. 333-185532) (as amended, the “Registration Statement”). Certain sections of the Registration Statement relating to the matters disclosed in this report are filed herewith as Exhibit 99.1 and are incorporated herein by reference thereto.

In connection with the IPO, on March 26, 2013, the Company entered into that certain Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Aviv Healthcare Properties Limited Partnership (the “Partnership”). The Partnership Agreement provides, among other things, that the partnership units of the Partnership are redeemable for cash or, in the Company’s sole and absolute discretion, exchangeable for shares of Common Stock. Please refer to the section of the Registration Statement entitled “Description of the Partnership Agreement of Our Operating Partnership” for a description of the material terms of the Partnership Agreement. The description of the Partnership Agreement contained in the Registration Statement and herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.3 to this report and is incorporated herein by reference thereto.

Also in connection with the IPO, on March 25, 2013, the Company entered into that certain Investment Agreement (the “Investment Agreement”) with the Company’s largest stockholder, LG Aviv L.P. (“Lindsay Goldberg”). Lindsay Goldberg has agreed that, while the Investment Agreement is in effect, in connection with any merger to which the Company is a constituent party, a sale of all or substantially all of the assets of the Company, plans of liquidation involving the Company, or issuances of capital stock by the Company, in each case, to the extent such matter is submitted to a vote of stockholders or included in a solicitation of consents with respect to the stockholders, it will vote its shares in the Company which represent up to its indirect ownership percentage of the Partnership in its sole and absolute discretion and will vote its shares in excess of such amount in proportion with the other stockholders of the Company that are unaffiliated with Lindsay Goldberg. In addition, so long as Lindsay Goldberg holds at least 27.5% of the Common Stock (assuming all partnership units of the Partnership are exchanged for shares of Common Stock), Lindsay Goldberg will have the right to nominate three directors to the Company’s board of directors, subject to stockholder vote. The right to nominate directors decreases as follows (in each case assuming all partnership units of the Partnership are exchanged for shares of Common Stock):

•	if Lindsay Goldberg owns less than 27.5%, but at least 18.0%, then it will be entitled to nominate two directors;

•	if Lindsay Goldberg owns less than 18.0%, but at least 10%, then it will be entitled to nominate one director; and

•	if Lindsay Goldberg owns less than 10%, then it will no longer be able to nominate any directors.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference thereto.

The information contained in Item 2.03 concerning the entry by the Company into the Credit Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the IPO, on March 26, 2013, the Company terminated the Credit Agreement, dated as of September 17, 2010, which was amended and restated on May 31, 2012, to which Aviv Financing I, L.L.C. and General Electric Capital Corporation are parties, which provided for a $405.0 million mortgage term loan (the “Term Loan”) and a $100.0 million acquisition credit line (the “Acquisition Credit Line”). The Company incurred a $2.1 million prepayment premium in connection with the termination of the Term Loan and Acquisition Credit Line.

The Company also terminated the Credit Agreement, dated as of January 31, 2012, to which Aviv Financing V, L.L.C. and General Electric Capital Corporation are parties, which provided for a $187.5 million secured revolving credit facility (the “2016 Revolver”).

In addition, the Company terminated the Credit Agreement, dated as of February 4, 2011, to which Aviv Financing IV, L.L.C. and Bank of America, N.A. are parties, which provided for a $25.0 million secured revolving credit facility (the “2014 Revolver”). Bank of America, N.A. serves as lender under the Company’s new Credit Agreement described in Item 2.03.

Please refer to the section of the Registration Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Indebtedness Outstanding” for a description of the material terms of the Credit Agreements relating to the Term Loan, Acquisition Credit Line, 2016 Revolver and 2014 Revolver.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 26, 2013, Aviv Financing IV, L.L.C., a subsidiary of the Company, entered into a Credit Agreement with Bank of America, N.A. (the “Credit Agreement”) which provides for a $300.0 million secured revolving credit facility and a $100.0 million secured delayed-draw term loan. Please refer to the section of the Registration Statement entitled “Description of Indebtedness—New Revolving Credit Facility and Term Loan” for a description of the material terms of the Credit Agreement. The description of the Credit Agreement contained in the Registration Statement and herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On March 25, 2013 and in connection with the filing of the Charter (defined below), (i) the election of Norman R. Bobins, Susan R. Lichtenstein, Mark B. McClellan, Sharon O’Keefe, Mark J. Parrell, Ben W. Perks and James H. Roth as members of the board of directors of the Company became effective; (ii) the election of Craig M. Bernfield, Michael W. Dees, Alan E. Goldberg and J. Russell Triedman as continuing members of the board of directors of the Company became effective; and (iii) Robert D. Lindsay and Ari Ryan were removed as members of the board of directors. The removal of Messrs. Lindsay and Ryan were not caused by any disagreement with the Company. For biographical information regarding the Company’s directors, see the section of the Registration Statement entitled “Management—Directors, Executive Officers and Key Employees.” Messrs. Dees, Goldberg and Triedman were nominated as directors in accordance with the terms of the Investment Agreement described in Item 1.01 of this report.

On March 26, 2013 and in connection with the closing of the IPO, the board of directors formed an Audit Committee, a Compensation Committee, a Subcommittee of the Compensation Committee and a Nominating and Corporate Governance Committee, with the membership of the committees as follows:

•	Mr. Perks was appointed as the chair of the Audit Committee and Mr. Bobins and Mr. Parrell were appointed as members of the committee.

•

Mr. Roth was appointed as the chair of the Compensation Committee and Ms. O’Keefe and Mr. Triedman were appointed as members of the committee; Mr. Roth and Ms. O’Keefe were also appointed as members of the Subcommittee of the Compensation Committee.

•	Ms. Lichtenstein was appointed as the chair of the Nominating and Corporate Governance Committee and Mr. Dees and Dr. McClellan were appointed as members of the committee.

In addition, on March 26, 2013, the board of directors designated Mr. Perks as the board’s Lead Independent Director.

Compensatory Actions

Upon joining the Company’s board of directors on March 26, 2013, Mr. Bobins, Ms. Lichtenstein, Dr. McClellan, Ms. O’Keefe, Mr. Parrell, Mr. Perks and Mr. Roth each became entitled to receive an initial grant of 6,750 fully-vested shares of Common Stock with a grant-date fair value of $135,000, an annual cash retainer fee of $50,000 and an initial annual equity grant of 3,250 shares of Common Stock with a grant-date fair value of $65,000 (which vest in three equal annual installments beginning on May 15, 2014). Mr. Perks, as Lead Independent Director, is entitled to an additional annual equity grant with a grant-date fair value of $10,000. Mr. Perks, as chair of the Audit Committee, is also entitled to an additional annual cash retainer of $15,000. Mr. Roth and Ms. Lichtenstein, as chairs of the Compensation Committee and the Nominating and Corporate Governance Committee, respectively, are each entitled to an additional annual cash retainer of $7,500. The stock grants described above were made on March 26, 2013 under the Aviv REIT, Inc. 2013 Long-Term Incentive Plan (the “LTIP”). The LTIP and the forms of the Stock Award Agreement and Restricted Stock Award Agreement entered into in connection with the above grants are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this report and are incorporated herein by reference thereto.

Each of the Company’s named executive officers and certain other employees participate in the Aviv REIT, Inc. Management Incentive Plan (the “MIP”), as amended by the First Amendment thereto (the “MIP Amendment”). Pursuant to the First Amendment, upon consummation of the IPO, all stock options granted pursuant to the MIP vested and option holders became entitled to receive dividend equivalents on such options paid in shares of Common Stock. As a result, Messrs. Bernfield, Insoft and Kovitz received 197,109, 95,308 and 42,434 shares of Common Stock, respectively, representing the settlement of such dividend equivalents. Please refer to the section of the Registration Statement entitled “Management—Executive Compensation—Management Incentive Plan” for a description of the MIP, as amended. The MIP Amendment is filed as Exhibit 10.6 to this report and is incorporated herein by reference thereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On March 25, 2013, the Company filed its Amended and Restated Certificate of Incorporation (the “Charter”) with the Maryland Department of Assessments and Taxation and the Amended and Restated Bylaws of the Company (the “Bylaws”) became effective. Please refer to the section of the Registration Statement entitled “Certain Provisions of Maryland Law and of Our Charter and Bylaws” for a description of the materials terms of the Charter and Bylaws. The descriptions of the Charter and Bylaws contained in the Registration Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this report and are incorporated herein by reference thereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 25, 2013, the stockholders of the Company executed a written consent adopting and approving the Charter and the MIP Amendment.

Item 8.01	Other Events.

On March 29, 2013, the Company delivered a notice of redemption to the holders of all of the 125 outstanding shares of the Company’s preferred stock, par value $1,000 per share (the “Preferred Stock”). The redemption date is April 15, 2013 (the “Redemption Date”) at a redemption price equal to $1,000 per share plus a redemption premium of $25 per share. In addition, the Company will pay accrued and unpaid dividends on the Preferred Stock up to and including the Redemption Date. Following this redemption, none of the Preferred Stock will remain outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Aviv REIT, Inc.

3.2	Amended and Restated Bylaws of Aviv REIT, Inc.

3.3	Second Amended and Restated Agreement of Limited Partnership of Aviv Healthcare Properties Limited Partnership dated March 26, 2013.

10.1	Investment Agreement dated March 25, 2013 between Aviv REIT, Inc. and LG Aviv L.P.

10.2	Credit Agreement dated March 26, 2013 among Aviv Financing IV, L.L.C., as the Parent Borrower, the other Borrowers party thereto, Aviv REIT, Inc., Aviv Healthcare Properties Limited Partnership and Aviv Healthcare Properties Operating Partnership I, L.P., as Guarantors, and the other Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and the other financial institutions named therein, as Lenders.

10.3	Aviv REIT, Inc. 2013 Long-Term Incentive Plan, included as Exhibit 4.3 to Registrant’s Registration Statement on Form S-8 (Registration No. 333-187500) and incorporated herein by reference thereto.

10.4	Form of Non-Employee Director Restricted Stock Award Agreement under the Aviv REIT, Inc. 2013 Long-Term Incentive Plan, included as Exhibit 10.17 to Registrant’s Registration Statement on Form S-11 (Registration No. 333-185532) and incorporated herein by reference thereto.

10.5	Form of Stock Award Agreement Under the Aviv REIT, Inc. 2013 Long-Term Incentive Plan, included as Exhibit 10.18 to Registrant’s Registration Statement on Form S-11 (Registration No. 333-185532) and incorporated herein by reference thereto.

10.6	First Amendment to the Aviv REIT, Inc. 2010 Management Incentive Plan, included as Exhibit 4.5 to Registrant’s Registration Statement on Form S-8 (Registration No. 333-187500) and incorporated herein by reference thereto.

99.1	Selected disclosures from the Registration Statement on Form S-11 of Aviv REIT, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2013	AVIV REIT, INC.

	By:	/s/ Samuel H. Kovitz
	Name:	Samuel H. Kovitz
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Aviv REIT, Inc.

3.2	Amended and Restated Bylaws of Aviv REIT, Inc.

3.3	Second Amended and Restated Agreement of Limited Partnership of Aviv Healthcare Properties Limited Partnership dated March 26, 2013.

10.1	Investment Agreement dated March 25, 2013 between Aviv REIT, Inc. and LG Aviv L.P.

10.2	Credit Agreement dated March 26, 2013 among Aviv Financing IV, L.L.C., as the Parent Borrower, the other Borrowers party thereto, Aviv REIT, Inc., Aviv Healthcare Properties Limited Partnership and Aviv Healthcare Properties Operating Partnership I, L.P., as Guarantors, and the other Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and the other financial institutions named therein, as Lenders.

99.1	Selected disclosures from the Registration Statement on Form S-11 of Aviv REIT, Inc.